JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT, dated as of October 1, 2007, by and among Fortress Partners Offshore Securities LLC, Fortress Partners Master Fund L.P., Fortress Partners Offshore Master GP LLC, FIF III Liberty Holdings LLC, Fortress Investment Fund III LP, Fortress Investment Fund III (Fund B) LP, Fortress Investment Fund III (Fund C) LP, Fortress Investment Fund III (Fund D) L.P., Fortress Investment Fund III (Fund E) L.P., Fortress Investment Fund III (Coinvestment Fund A) LP, Fortress Investment Fund III (Coinvestment Fund B) LP, Fortress Investment Fund III (Coinvestment Fund C) LP, Fortress Investment Fund III (Coinvestment Fund D) L.P., Fortress Fund III GP LLC, Fortress Investment Fund GP (Holdings) LLC, Fortress Partners Securities LLC, Fortress Partners Fund L.P., Fortress Partners GP LLC, Fortress Principal Investment Holdings IV LLC, Fortress Partners Advisors LLC, Drawbridge DSO Securities LLC, Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities GP LLC, Drawbridge OSO Securities LLC, Drawbridge Special Opportunities Fund Ltd., Drawbridge Special Opportunities Advisors LLC, Drawbridge Global Macro Master Fund Ltd., Drawbridge Global Macro Intermediate Fund L.P., DBGM Associates LLC, Principal Holdings I LP, FIG Asset Co. LLC, Drawbridge Global Macro Fund Ltd., Drawbridge Global Macro Fund LP, Drawbridge Global Macro Advisors LLC, Drawbridge Global Macro GP LLC, FIG LLC, Fortress Operating Entity I LP, Fortress Operating Entity II LP, FIG Corp. and Fortress Investment Group LLC.  Each of the above are collectively referred to herein as the "Parties" and each individually as a "Party."  Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of executing or filing additional joint filing agreements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

FORTRESS PARTNERS OFFSHORE SECURITIES LLC
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

FORTRESS PARTNERS MASTER FUND L.P.
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

FORTRESS PARTNERS OFFSHORE MASTER GP LLC
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

FIF III LIBERTY HOLDINGS LLC
By:	/s/ Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS INVESTMENT FUND III LP By: FORTRESS FUND III GP LLC its general partner
By:	/s/ Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS INVESTMENT FUND III (FUND B) LP By: FORTRESS FUND III GP LLC its general partner
By:	/s/ Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS INVESTMENT FUND III (FUND C) LP By: FORTRESS FUND III GP LLC its general partner
By:	/s/ Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS INVESTMENT FUND III (FUND D) L.P. By: FORTRESS FUND III GP LLC its general partner
By:	/s/ Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS INVESTMENT FUND III (FUND E) L.P. By: FORTRESS FUND III GP LLC its general partner
By:	Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS INVESTMENT FUND III (COINVESTMENT FUND A) LP By: FORTRESS FUND III GP LLC its general partner
By:	/s/ Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS INVESTMENT FUND III (COINVESTMENT FUND B) LP By: FORTRESS FUND III GP LLC its general partner
By:	/s/ Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS INVESTMENT FUND III (COINVESTMENT FUND C) LP By: FORTRESS FUND III GP LLC its general partner
By:	Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS INVESTMENT FUND III (COINVESTMENT FUND D) L.P. By: FORTRESS FUND III GP LLC its general partner
By:	Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS FUND III GP LLC
By:	Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC
By:	Jeffrey Rosenthal
	Name:	Jeffrey Rosenthal
	Title:	Authorized Signatory

FORTRESS PARTNERS SECURITIES LLC By: FORTRESS PARTNERS FUND L.P. its sole managing member By: FORTRESS PARTNERS GP LLC its general partner
By:
	Name:	Glenn Cummins
	Title:	Authorized Signatory

FORTRESS PARTNERS FUND L.P. By: FORTRESS PARTNERS GP LLC its general partner
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

FORTRESS PARTNERS GP LLC
By:	/s/Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC
By:	/s/ Randal A. Nardone
	Name:	Randal A. Nardone
	Title:	Authorized Signatory

FORTRESS PARTNERS ADVISORS LLC
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

DRAWBRIDGE DSO SECURITIES LLC
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP By: DRAWBRIDGE SPECIAL OPPORTUNITIES GPLLC its general partner
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

DRAWBRIDGE OSO SECURITIES LLC
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC
By:	/s/ Glenn Cummins
	Name:	Glenn Cummins
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL MACRO MASTER FUND LTD.
By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL MACRO INTERMEDIATE FUND L.P. By: DBGM ASSOCIATES LLC its general partner
By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DBGM ASSOCIATES LLC By: PRINCIPAL HOLDINGS I LP its sole managing member
By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory

PRINCIPAL HOLDINGS I LP By: FIG ASSET CO. LLC its general partner
By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory

FIG ASSET CO. LLC
By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL MACRO FUND LTD.
By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL MACRO FUND LP By: DRAWBRIDGE GLOBAL MACRO FUND GP LLC its general partner
By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL MACRO ADVISORS LLC
By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

DRAWBRIDGE GLOBAL MACRO GP LLC
By:	/s/ Kevin Treacy
	Name:	Kevin Treacy
	Title:	Authorized Signatory

FIG LLC
By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory

FORTRESS OPERATING ENTITY I LP By: FIG CORP. its general partner
By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory

FORTRESS OPERATING ENTITY II LP By: FIG CORP. its general partner
By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory

FIG CORP.
By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory

FORTRESS INVESTMENT GROUP LLC
By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Authorized Signatory